UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 1, 2011

THE X-CHANGE CORPORATION
(Exact name of small business issuer as specified in its charter)

Commission File Number: 002-41703

Nevada	90-0156146
(State of incorporation)	(IRS Employer ID Number)

12655 North Central Expressway, Suite 1000 Dallas TX	75243
(Address of principal executive offices)	(Zip Code)

(972) 386-7350
(Registrant's telephone number)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17 CFR 240.14a 12)

[ ] Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[ ] Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

ITEM 5.06 - Change in Shell Company Status

On May 31, 2011 The X-Change Corporation (“Company”) filed a form 8-K announcing  that it had closed on the purchase of the Casino Ship  “Texas Star” located in Freeport, Texas from CJP Entertainment LLC, a Missouri corporation.

The acquisition, development of a plan of operations and final stage negotiations of an operating agreement with a Nevada licensed operators remove the Company from Shell status..

ITEM 9.01 - Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99.1	Appraisal of Casino Ship

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

THE X-CHANGE CORPORATION

Dated: June 1, 2011	By:	/s/ Haviland Wright
Haviland Wright
Chief Executive Officer and Acting
Chief Financial Officer